Exhibit 99.2

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Labor Ready Analyst Day

[GRAPHIC]

LABOR READY WE PUT PEOPLE TO WORK

Safe Harbor Statement

Cautionary Note about Forward–Looking Statements

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward–looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward–looking statements made by us. Forward-looking statements involve a number of risks and uncertainties including, but not limited to, the risks described in the Company’s most recent 10–K and 10–Q filings. All forward-looking statements are qualified by those risk factors.

1

Introduction to Directors

Bob Sullivan

Chairman

Keith Grinstein

Gates McKibbin

Joe Sambataro

Bill Steele

2

Management Team

Joe Sambataro

CEO

Steve Cooper

President & CFO

Bob Breen

VP, Strategic Planning

Chris Burger

Regional VP, Operations

Jim Defebaugh

VP & General Counsel

Derrek Gafford

VP, Finance

Yolanda Hubbard

VP, National Sales & Marketing

Wayne Larkin

Regional VP, Operations

Gary North

Regional VP, Operations

Billie Otto

VP, Chief Information Officer

Noel Wheeler

President & CEO, CLP Resources

3

“We Put People to Work.”

More than 600,000 people employed annually

[LOGO] 797 BRANCHES	The largest supplier of on–demand manual labor with branch locations in the U.S., Canada and the U.K.

[LOGO] 53 BRANCHES	One of the largest companies focusing exclusively on skilled trades staffing.

[LOGO] 21 BRANCHES	Southeastern supplier of on–demand manual labor with locations in Florida and other Southeastern states.

[LOGO] 18 BRANCHES	Supplier of light industrial labor to small– and mid–size businesses with locations in Florida and other Southeastern states.

4

Investment Highlights

•                  Market leader in fragmented industry

•                  Large and growing market

•                  Favorable demographic trends

•                  Diverse customer base

•                  Scalable and flexible model

•                  Significant capacity for operating margin expansion

•                  Strong management and controls

Labor Ready is realizing significant operating leverage as it benefits from a growing economy and the maturation of its existing branch network.

5

Consolidated Revenues

[CHART]

(E) - Based on management guidance issued on Nov. 16, 2005

6

Average Sales per Branch

[CHART]

(E) - Based on management guidance issued on Nov. 16, 2005

7

Consolidated Net Income %

[CHART]

(E) - Based on management guidance issued on Nov. 16, 2005

8

Diluted Earnings per Share

[CHART]

(E) - Based on management guidance issued on Nov. 16, 2005

9

Return On Assets

[CHART]

(E) - Based on management guidance issued on Nov. 16, 2005

10

Return On Equity

[CHART]

(E) - Based on management guidance issued on Nov. 16, 2005

11

Growth Industry

•                  U.S. staffing market: $131 billion industry (a)

•                  U.S. industrial staffing: $22 billion (a)

•                  Estimated U.S. on–demand labor market: $6–$7 billion (b)

On Demand Labor
Market Breakdown

[CHART]

(a)  Staffing Industry Analysts, 2006 Projection

(b)  Company research estimates

12

Diversified Customer Base

•                  More than 300,000 customers

•                  Largest customer represents less than 2% of sales

•                  Average yearly sales per customer of $3,900

•                  More than 400 industry classifications

Sales by Industry in 2005

Construction & Landscaping	39%
Manufacturing	18%
Hospitality, Services & Other	18%
Transportation	10%
Wholesale	10%
Retail	6%

[CHART]

13

Branch Office Model

•                  Matching customer and worker needs

Branch Office	Work Site	Branch Office
• Recruit workers	• Work performed	• Workers exchange time card for pay
• Screen and test	• Customer signs time card
• Assign work
• Provide safety equipment and training

14

Strong Value Proposition

•                  Attracting customers with:

•                  Outsource the recruiting, screening and hiring of workers

•                  Eliminate hiring and layoff costs

•                  Access to workers on short notice

•                  Management of labor costs

•                  National scale and multiple locations

•                  100% Satisfaction Guarantee

•                  Attracting workers with:

•                  Flexibility

•                  Work Today – Paid Today

•                  Access to full–time employment opportunities

15

Branch Expansion

•                  Quickly developed branch footprint

•                  Acquired 25 branches in 2004; and 50 in 2005

•                  Opening approximately 45 new locations in 2006 (5% of base)

Number of Branch Offices

[CHART]

16

Temporary Employee Penetration

•                  Temporary employees make up a small but growing share of total employment in the U.S.

[CHART]

* Source:  Bureau of Labor Statistics

17

Construction Employment Growth

Construction Employment Growth

(Year over year growth in total permanent employees)

39% of Sales

[CHART]

Source: Bureau of Labor Statistics. Measured on a trailing 12 month basis. Not seasonally adjusted.

18

Manufacturing Employment Growth

Manufacturing Employment Growth

(Year over year growth in total permanent employees)

18% of Sales

[CHART]

Source: Bureau of Labor Statistics. Measured on a trailing 12 month basis. Not seasonally adjusted.

19

Transportation Employment Growth

Transportation Employment Growth

(Year over year growth in total permanent employees)

9% of Sales

[CHART]

Source: Bureau of Labor Statistics. Measured on a trailing 12 month basis. Not seasonally adjusted.

20

Wholesale Employment Growth

Wholesale Trade Employment Growth

(Year over year growth in total permanent employees)

9% of Sales

[CHART]

Source: Bureau of Labor Statistics. Measured on a trailing 12 month basis. Not seasonally adjusted.

21

Retail Employment Growth

Retail Employment Growth

(Year over year growth in total permanent employees)

6% of Sales

[CHART]

Source: Bureau of Labor Statistics. Measured on a trailing 12 month basis. Not seasonally adjusted.

22

Help Supply Employment Growth

Help Supply Employment Growth

(Year over year growth in total employees)

[CHART]

Source: Bureau of Labor Statistics. Measured on a trailing 12 month basis. Not seasonally adjusted.

23

Favorable Demographic Trends

Temporary Employment

expected to be the fifth fastest growing industry over the next decade with nearly 1.8 million new jobs by 2012*

Unskilled Jobs

expected to make up 70% of the top 20 fastest growing occupations*

Construction

expected to be the only U.S. goods–producing industry with employment growth during the next decade*

TEMPORARY EMPLOYMENT
A GROWTH INDUSTRY

[CHART]

* Source:  Bureau of Labor Statistics, 2012 Projections

24

Business Strategies
and
Financial Update

Key Business Strategies

Grow same branch revenues and profits

Expand into new markets

Diversify services and brands

25

Grow Same Branch Revenues & Profits

•                  Sales

•                  Branches currently at 50% of optimal capacity

•                  Comprehensive sales training launched in 2005

•                  CRM System deployed in 2005

•                  New sales force incentive plan slated for 2006

•                  Customer Service

•                  Improved tenure rates of branch teams

•                  Expanded customer call center operations

•                  Expanded services for multi–branch customers

•                  Leadership Development

•                  Experienced Sr. Management Team driving strategy

•                  Tenure rates of operations leadership team at all-time high

26

Regional Results

Excludes acquired locations from Spartan Staffing and CLP Resources

[GRAPHIC]

27

Branch Profit Potential

	SENSITIVITY ANALYSIS BASED ON

Revenue	$1,400,000	$1,600,000	$1,800,000

Gross Profit	420,000	480,000	540,000
Gross Profit Margin	30.0%	30.0%	30.0%

Branch Expenses	216,000	230,000	244,000
As a % of Revenue	15.4%	14.4%	13.6%

Operating Income	$204,000	$250,000	$296,000
Operating Income Margin	14.6%	15.6%	16.4%

28

Targeted Incremental Profit %

Percentage of
Incremental
Same Branch
Sales
Revenue	100%
Gross Profit	30%
Variable Operating Costs(A)	14%
Income before Taxes	16%
Net Income after Taxes	10%

2005(E) Net Income After Taxes Is Expected to be 5.0% as a percentage of revenues.

(A) - Includes management’s estimate of variable branch, region, and corporate costs as a percentage of incremental revenue.

(E) - Based on management guidance issued on Nov. 16, 2005

29

Branch Maturity Drives Revenue

Branch Revenue and Maturity (2002 – 2004 Avg.)

[CHART]

AVERAGE BRANCH AGE = 6.8 YEARS

Excludes acquired locations from Spartan Staffing and CLP Resources.

30

Operating Leverage Drives Profits

Earnings Per Share Sensitivity Analysis (a)

[CHART]

(a) Earnings per share sensitivity analysis based on consistent gross profit margins, management’s estimates of fixed and variable expenses, regional and back office overhead and related assumptions, at varying levels of per office revenues.

(E) - Based on management guidance issued on Nov. 16, 2005

31

Expand into New Markets

•                  Holding New Branch Openings to 5% of Base

•                  Limits dilution to current earnings

•                  Modest number of new branch openings keeps field management focused on growing our existing branches

•                  Avoids over–investment in the event of economic downturn

•                  Consistent approach to levels of investment for new operations

32

•                  Resource Allocation:

How We Decide Where to Expand

•                  Market potential and return on investment

•                  Human capital availability and readiness

•                  Speed to breakeven

•                  Track record of successful new branch expansion

33

Brand Distinctions

[LOGO]	[LOGO]	[LOGO]

ON DEMAND	LIGHT INDUSTRIAL	SKILLED TRADES
Short Assignments	Longer Assignments	Longer Assignments
All Industries	Manufacturing & Warehousing	Construction
$6–$7 per Hour Wage Rate Daily Pay	$7–$8 per Hour Wage Rate Weekly Pay	$12–$18 per Hour Wage Rate Weekly Pay
90% of Marketing	Marketing Efforts Split 50/50	Marketing Efforts Split 50/50
Focused on Customers	Between Customers and Workers	Between Customers and Workers
Small-Medium Customers	Small–Medium Customers	Small–Medium Customers

34

New Branch Economics

	[LOGO]	[LOGO]	[LOGO]

Capital Expenditure Costs	$35,000	$50,000	$70,000

Revenue Expectations	[CHART]	[CHART]	[CHART]
(in thousands)

Gross Margins	30-32%	22-24%	28-30%

Initial Expense Structure	$12,000 per Mo.	$15,000 per Mo.	$25,000 per Mo.

Targeted Breakeven Period	12 Months	15 Months	19 Months

Mature Branch Profitability (a)	12%	12%	12%

Targeted After-tax Return on Investment	35%	35%	35%

(a)Targeted branch-level profitability as a percentage of revenues in the fourth year of operation. Excludes regional and corporate costs, depreciation, amortization, interest and taxes.

35

2006 Labor Ready Expansion Plans

•                  20–25 New Labor Ready Locations

•                  Disbursed throughout North America

•                  No New Locations Planned for UK in 2006

[GRAPHIC]

36

2006 Spartan Expansion Plans

•                  10 New locations in 2006                                                                                                                                                                                                                                                                                                                                                                                                                                                                                        [LOGO]

•                  Areas of Expansion Focus:

•                  Adjacent Markets

[GRAPHIC]

37

2006 CLP Expansion Plans

•                  12 New Locations in 2006                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    [LOGO]

•                  Areas of Expansion Focus:

•                  Texas and Florida

[GRAPHIC]

38

Diversify Services & Brands

•                  Rationale

•                  Common customer base

•                  Leverage recruiting resources

•                  Channel synergies

•                  Opportunity to create a growth platform

•                  Opportunity to leverage management and systems

•                  Constraints

•                  Fit and culture

•                  Financial capital / investment return

•                  Human capital

•                  Speed of integration

39

Significant Growth Opportunities

•                  Available Through Diversification

Executing a strategy to build the dominant national provider in the fragmented temporary light industrial and skilled trades staffing industries, serving small- and mid-sized companies.

TEAMING UP WITH LABOR READY

	Diversification of service offerings	Expansion into New Markets where Labor Ready already has a presence	Cross-selling Opportunities with Labor Ready’s existing Customers	Recruiting Potential in Labor Ready’s 800+ Branch Network and Screening 600,000 available workers
Attractive Industry
Attractive Industry Dynamics

40

Targeted Diversification

[GRAPHIC]

41

Spartan Group Acquisition

•                  Acquired April 1, 2004

•                  2003 Revenues of $50 Million

•                  2003 Cash Flow* of $2.3 Million

•                  $9.8 Million Purchase Price

•                  Accretive: Projected 2005 Cash Flow* of $3.9 Million

[LOGO]

Revenues

[CHART]

Cash Flow*

[CHART]

*Defined as net income before interest, taxes, depreciation and amortization measured over the trailing 12 months ended September 2005. Includes acquired branches only.

42

CLP Resources Acquisition

•                  Acquired May 27, 2005

•                  2004 Revenues of $114 Million

•                  2004 Cash Flow* of $7.5 Million

•                  $46 Million Purchase Price

•                  Accretive: Projected 2005

Cash Flow* of $6.5 Million

[LOGO]

CLP Resources Sales Growth

[CHART]

*Defined as net income before interest, taxes, depreciation and amortization.

43

Speed of Integration

Integration Phases

1.               Culture

2.               Policies and Systems

3.               Cross Selling and Employee Referrals

44

Financial Highlights

•                  Improving revenue and profitability

•                  Strong gross margins

•                  Controlled operating costs

•                  Significant operating leverage

•                  Strong balance sheet

45

Long-Term Growth

Annual Revenue and Operating Income (in $M)

[CHART]

(E) - Based on management guidance issued on Nov. 16, 2005

46

Monthly Sales Growth Trends

[CHART]

47

Consistent Gross Margin

•                  Gross Margin as a Percentage of Revenue

[CHART]

(E) - Based on management guidance issued on Nov. 16, 2005

48

Selling, General & Admin. Costs

•                  Trailing four quarters as a percentage of revenue

[CHART]

(E) - Based on management guidance issued on Nov. 16, 2005

49

Net Income

•                  Trailing four quarters as a percentage of revenue

[CHART]

(E) - Based on management guidance issued on Nov. 16, 2005

50

2005(E) Net Income Growth

[CHART]

(E) - Based on management guidance issued on Nov. 16, 2005

51

Strong Balance Sheet

	Q3 2005	Q4 2004
Cash and investments	$130M	$141M
Current ratio	3.0	3.2
Restricted cash	$147M	$129M
Workers’ compensation reserve	$168M	$136M
Long term debt	$2M	$73M
Shareholders’ equity	$330M	$202M

52

Financial Outlook

	2003	2004	2005(E)	2006 Forecast(E)
Revenues	$891	$1044	$1,225 - 1,230	$1,370 - $1,390
Organic Growth	3%	12%	9 - 10%	7 - 9%
Acquisition Growth	0%	5%	8%	4%
Total Revenue Growth	3%	17%	17 - 18%	11 - 13%

Net Income	$18	$39	$59 - $60	$71 - $74
Net Income Growth	51%	107%	54 - 57%	18 - 23%

“Share-based Payments”			$0.02	$0.06

Earnings per Share	$0.41	$0.75	$1.13–$1.15	$1.30–$1.35

Amounts in millions of U.S. dollars, except per share amounts.

(E) - Based on management guidance issued on Nov. 16, 2005

53

Investment Highlights

•                  Market leader in fragmented industry

•                  Large and growing market

•                  Favorable demographic trends

•                  Diverse customer base

•                  Scalable and flexible model

•                  Significant capacity for operating margin expansion

•                  Strong management and controls

Labor Ready is realizing significant operating leverage as it benefits from a growing economy and the maturation of its existing branch network.

54